Exhibit 10.9(e)

THIRD AMENDMENT
TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Sixth Amended and Restated Credit Agreement (“Amendment”) is made as of October 8, 2009, by and among NATIONAL BEEF PACKING COMPANY, LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), COBANK, ACB, an agricultural credit bank (“CoBank”), as Lead Arranger, Syndication Agent, Swing Line Lender and Administrative Agent for the Lenders (in such capacity, the “Agent”) and as one of the Lenders, and the other financial institutions signatory hereto (being at least the Required Lenders).

RECITAL

This Amendment is made with respect to the Sixth Amended and Restated Credit Agreement made as of the 25th day of July, 2007 (as amended, modified, supplemented, renewed or restated from time to time, the “Agreement”).  Capitalized terms that are not defined in this Amendment shall have the meanings assigned to them in the Agreement.  The Borrower has requested that the date for delivery of documents related to real property be extended and that the requirement that such documents related to the property known as National Beef Leathers — Tannery be eliminated.

NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Amendment, and of any loans or extensions of credit or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower, the parties agree as follows:

1.             Section 9.19 of the Agreement, Additional Collateral, shall be amended to read as follows:

9.19        Additional Collateral.

On or before January 8, 2010 the Borrower shall have delivered to the Agent, in form and substance acceptable to the Agent:

(a)           amendments or modifications to the Security Agreement, the Kansas Mortgage, the Pennsylvania Mortgage and the Intercompany Loan Documents specified by the Agent in order to reflect the changes that are set forth in this Agreement;

(b)           new mortgage documents to grant to the Agent for the ratable benefit of the Lenders, liens against the property known as Moultrie, GA — Case Ready Plant;

(c)           With respect to the mortgages and the properties covered thereby in the preceding Subsections (a) and (b): (i) Commitments for Mortgagee’s Title Insurance Policies, or date down and modification endorsements to existing Policies, as the case may be; (ii) ALTA Surveys with Food Plain Certifications; (iii) Phase I Environmental Assessment Report(s); (iv) Current “As-is” appraisals which shall contain a certification that the appraiser’s analysis, opinions, and conclusions conform with the regulations promulgated under Title XI of the Federal Financial Institutions Reform, Recovery, and

Enforcement Act of 1989, as well as the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Appraisal Institute as required by the Agent; and (v) Opinions of legal counsel in each state where the property is located.

2.             This Amendment shall be an integral part of the Agreement, and all of the terms set forth therein are hereby incorporated in this Amendment by reference, and all terms of this Amendment are hereby incorporated into said Agreement as if made an original part thereof.  All of the terms and conditions of the Agreement, which are not modified in this Amendment, shall remain in full force and effect.  To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

3.             This Amendment may be executed in several counterparts, each of which shall be construed together as one original.  Facsimile signatures on this Amendment shall be considered as original signatures.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Sixth Amended and Restated Credit Agreement as of the day and year first herein above written.

NATIONAL BEEF PACKING
COMPANY, LLC

		By:	/s/ Jay Nielsen
		Its:	Chief Financial Officer

COBANK, ACB, individually and as Lead Arranger, Syndication Agent and Administrative Agent

		By:	/s/ J. Norte
		Its:	Vice President

COÖPERATIVE CENTRALE
RAIFFEISEN-BOEFENLEENBANK
B.A., “RABOBANK NEDERLAND”,
NEW YORK BRANCH, individually and as a Documentation Agent

By:	/s/ Rebecca O. Morrow	By:	/s/ Robert K. Hughes
Its:	Executive Director	Its:	Executive Director

{SIGNATURE PAGE ONE OF THREE TO THIRD AMENDMENT TO SIXTH
AMENDED AND RESTATED CREDIT AGREEMENT}

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Barbara J. Coffin
Its:	Assistant Vice President

BANK OF AMERICA, N.A. (successor by merger to LaSalle Bank National Association)

By:	/s/ Daniel J. Ricke
Its:	Vice President

{SIGNATURE PAGE TWO OF THREE TO THIRD AMENDMENT TO SIXTH
AMENDED AND RESTATED CREDIT AGREEMENT}

FIRST NATIONAL BANK OF OMAHA

By:	/s/ Wade H. Horton
Its:	Vice President

U.S. BANK NATIONAL ASSOCIATION individually and as a Documentation Agent

By:	/s/ Thomas R. Martin
Its:	Senior Vice President

{SIGNATURE PAGE THREE OF THREE TO THIRD AMENDMENT TO SIXTH
AMENDED AND RESTATED CREDIT AGREEMENT}